EXHIBIT 10.1
EXHIBIT 10.2

STOCK OPTION AGREEMENT

       This Stock Option Agreement (this "Agreement") is entered into as of "Company"), and Herman Rappaport (the
"Option Holder").

Recitals

       A.  The Company has adopted the 2004 Equity Compensation Plan (the "Plan"). The Option Holder has had an
opportunity to review the Plan.

       B.  The Option Holder is a director and the President of the Company and is eligible to receive option grants under the
Plan. This Agreement is intended by the parties to evidence the Company’s grant to the Option Holder of an option to purchase shares of its common stock.

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Company and the Option Holder hereby agree as follows:

Agreement

1.  Option Grant and Exercise Price.

       (a)  Effective as of October 26, 2006 the Company hereby grants to the Option Holder the right and option (the
"Option") to purchase, on the terms and conditions set forth in this Agreement and in the Plan, Eight hundred and fifty thousand
(850,000) shares of its common stock, par value $0.01 per share ("Common Stock"), at an exercise price of $0.15 per share. The
Option exercise price was determined in accordance with Section 2(p) of the Plan.

       (b)  The Option is a non-qualified stock option, and is not intended by the Company and the Option Holder to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2.  Vesting and Term of the Option.

       (a)  Option Vesting. The Option is fully vested and is exercisable on October 26, 2006.

       (b)  Option Term. The Option shall be exercisable in whole or in part prior to October 26, 2016. The Option shall terminate on October 26, 2016, and no portion of the Option may be exercised on or after that date. The exercisability of the
Option is not contingent on the termination of the Option Holder’s employment or directorship with the Company, it being understood that the Option Holder shall retain the right to exercise the Option until October 26, 2016 even after the termination of his employment or directorship with the Company.

3.  Manner of Exercising the Option. The Option Holder may exercise the vested portion of the Option in whole or in part prior to the Option’s termination, provided that a partial exercise of the Option may not be for fewer than one hundred (100) shares of
Common Stock unless fewer than one hundred (100) shares subject to the vested portion of the Option remain unexercised, in which event the entire remaining vested portion of the Option must be exercised at one time.

The Option shall not be exercisable with respect to a fraction of a share of Common Stock. The Option Holder may exercise the vested portion of the Option, in whole or in part, by delivering to the Company’s General Counsel written notice of exercise in the form of the notice attached to this Agreement as Exhibit A. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the purchase price of the shares. No shares shall be issued by the
Company until full payment of the purchase price has been made.

4.  Payment of the Option Exercise Price. Payment of the exercise price of the shares of Common Stock subject to the exercised portion of the Option shall be made in accordance with Section 6(c) of the Plan.

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5. Transferability of the Option.

       (a)  Except as provided in this Section 5, the Option Holder may not assign or otherwise transfer the Option, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and the Option shall be exercisable during the Option Holder’s lifetime only by the Option Holder or by the Option Holder’s legal representative. Following the death of the Option Holder, the Option shall be exercisable by the Option Holder’s legal representative, executor and beneficiaries.

       (b)  The Option Holder may assign and transfer part or all of the Option to a family member or family trust during the
Option Holder’s lifetime but only if: (i) the transfer is made by a gift and not for consideration; (ii) the transferee is a "family member" (including, without limitation, a family trust) as defined in General Instruction A.1(a)(5) of Form S-8 under the
Securities Act of 1933, as amended (the "Securities Act"); (iii) the Option Holder gives the Company at least ten days’ prior written notice of the proposed transfer; and (iv) the transferee executes and delivers to the Company any documents requested by the Company (including, without limitation, a counterpart of this Agreement) in order to document the transfer. Any such transferee of all or part of the Option shall be bound by all of the terms and conditions of the Plan and this Agreement, and the
Option Holder shall be personally liable to the Company for any breach by the transferee of any of the terms of the Plan or this
Agreement.

6.  Securities Law Compliance. No shares of Common Stock shall be issued or delivered upon exercise of the Option unless and until the Board determines that the exercise of the Option and the issuance and delivery of such shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act, applicable state and foreign securities laws and the requirements of any stock exchange or over-the-counter trading system upon which the Common Stock may be listed.

7.  Incorporation by Reference of the Plan. The Plan and all of its terms and conditions, as amended from time to time, are incorporated by reference into this Agreement. The Option Holder acknowledges that he has received and reviewed a copy of the
Plan. This Agreement is not a complete restatement of all of the terms and conditions of the Plan. The Company and the Option
Holder agree to be bound by the Plan, as amended from time to time, and agree that the terms and conditions of the Plan shall govern if and to the extent that there are any inconsistencies between the Plan and this Agreement. If the Plan is administered by a committee as permitted by Section 4 of the Plan, references in this Agreement to the Board shall, as appropriate, apply instead to such committee.

8.  Option Holder’s Representations and Warranties. In connection with the receipt of the Option pursuant to this Agreement and in contemplation of the Option Holder’s purchase of shares of Common Stock upon exercise of the Option, the Option Holder hereby agrees, represents and warrants as follows, which agreements, representations and warranties shall be deemed to have been given again by the Option Holder as of the date that he exercises the Option:

       (a)  Access to Information. The Option Holder has had a sufficient opportunity to review (i) the Plan, (ii) the Prospectus that the Company has distributed regarding the Plan, and (iii) all registration statements, annual and periodic reports and proxy and information statements that the Company has filed with the Securities and Exchange Commission (the "SEC") during the preceding twelve months. Neither the Company nor any of its officers, directors, employees or other agents has made any representation or recommendation to the Option Holder about the advisability of the Option Holder’s purchase of the shares of
Common Stock that are subject to the Option.

       (b)  Ability to Bear Investment Risk. The Option Holder is aware that any purchase of stock involves an element of risk. The Option Holder can afford to bear the risks of an investment in the Company. The Option Holder has sufficient knowledge and experience in financial and investment matters to enable him or her to evaluate the merits and risks of the proposed purchase of the shares of Common Stock subject to the Option and to make an informed investment decision. The
Option Holder has had a sufficient opportunity to consult with his or her advisers about the merits and legal implications of the proposed transaction.

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       (c)  Resale Restrictions. The Option Holder understands that: (i) neither the SEC nor any state or other regulatory authority has made any recommendation or finding concerning the value of the shares of Common Stock subject to the Option;
and (ii) the shares may be offered, sold or otherwise transferred by the Option Holder only if the transaction is registered and qualified under the applicable provisions of federal and state securities laws or if exemptions from such registration and qualification are available. The Option Holder agrees not to sell, pledge or otherwise transfer any of the shares of Common Stock acquired upon exercise of the Option except in full compliance with all applicable federal and state securities laws, rules and regulations.

       (d)  Applicability to Transferees. If the Option Holder transfers part or all of the Option to a family member or family trust pursuant to Section 5(b), the transferee shall be deemed to have made all of the representations, warranties and agreements that are set forth in this Section 8, and the Option Holder shall be personally liable to the Company for any and all losses, damages, expenses and liabilities (including, but not limited to, court costs and reasonable attorneys’ fees) that the Company may incur as a result of any breach of such representations, warranties and agreements by the transferee.

       (e)  No Continuing Employment Right. The Option Holder understands that nothing in the Plan or this Agreement gives the Option Holder a right to continue in the employment of the Company or a subsidiary and that, if the Option Holder is a director, nothing in the Plan or this Agreement gives the Option Holder a right to continue to serve as a director of the Company.

9.  Miscellaneous Provisions.

       (a)  Further Instruments. The Company and the Option Holder agree to execute such further instruments and to take such further actions as may be reasonably necessary to carry out the intent of this Agreement.

       (b)  Provisions Subject to Applicable Law. If any provision of this Agreement is held by an arbitrator or a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and intent of this
Agreement.

       (c)  Complete Agreement. This Agreement and the Plan constitute the complete and exclusive agreement between the
Company and the Option Holder with respect to the subject matter herein and replace and supersede any and all other prior written and oral agreements or statements by the parties relating to such subject matter.

       (d)  Successors and Assigns. Subject to the provisions of this Agreement and the Plan relating to the transferability of the Option and the shares of Common Stock acquired upon exercise of the Option, this Agreement shall be binding upon and inure to the benefit of the Company and the Option Holder and their respective successors and assigns. Whenever appropriate in this Agreement, references to the Company or the Option Holder shall be deemed to refer to such person’s legal representative, estate or other transferees, successors or assigns, as applicable.

       (e)  Notices. Any notice required or permitted to be given to the Company or the Option Holder must be in writing and personally delivered or sent by registered or certified United States mail (postage prepaid and return receipt requested), by overnight delivery service or by facsimile transmission, addressed to the address hereinafter shown below such party’s signature or to such other address as the party may designate in the foregoing manner to the other party. Any such notice that is sent by the
Company or the Option Holder in the foregoing manner shall be deemed to have been delivered upon (i) personal delivery, (ii)
actual receipt by facsimile transmission, (iii) three days after deposit in the United States mail, or (iv) one day after delivery to an overnight delivery service.

       (f)  Amendment and Termination. This Agreement may be amended or terminated only by a writing executed by both the Company and the Option Holder.

       (g)  Counterparts. This Agreement may be executed by facsimile and in two counterparts, each of which shall be deemed an original, but both of which
shall constitute one and the same instrument.

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       (h)  Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without giving effect to such state’s conflict-of-law principles.

       IN WITNESS WHEREOF, the Company and the Option Holder have executed and delivered this Agreement as of the day and year first written above.

STARMED GROUP, INC.

By:	/s/ Steven L. Rosenblatt
Steven L. Rosenblatt, M.D.
Executive Vice President

Address:	2029 Century Park East
Suite 1112
Los Angeles, CA 90067
Fax: 310-551-2724

HERMAN RAPPAPPORT

/s/ Herman Rappaport
Address:	2029 Century Park East
Suite 1112
Los Angeles, CA 90067
Fax: 310-551-2724

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Exhibit A

OPTION EXERCISE NOTICE

StarMed Group
2029 Century Park East
Suite 1112
Los Angeles, CA 90067
Attention: General Counsel

I hereby notify StarMed Group, Inc. (the "Company") of my election to purchase _____ shares of the Company’s common stock at a purchase price of $0.15 per share pursuant to an option that was granted under the Stock Option Agreement dated as of
October 26, 2006 (the "Agreement") between the Company and Herman Rappaport .

If the Option Holder named above assigned part or all of the option to a family member or family trust pursuant to Section 5(b) of the Agreement, this Option Exercise Notice is being executed by the transferee instead of the Option Holder.

Concurrently with the delivery to the Company of this notice, I have delivered to the Company the purchase price of the shares in the manner provided in the Agreement.

I agree to execute whatever additional documents are requested by the Company in order to complete the exercise of my option.
All of the representations and warranties that I made in Section 8 of the Agreement remain accurate as of the date of this notice.

Dated: _________________	Name: _____________________________________

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